UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 17, 2021

BJ’S WHOLESALE CLUB HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38559	45-2936287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Research Drive, Westborough, MA		01581
(Address of principal executive offices)		(Zip Code)

(774) 512-7400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	BJ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                               ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.
BJ’s Wholesale Club Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 17, 2021. A total of 132,104,820 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 96.26% of the Company’s common stock outstanding as of April 26, 2021, the record date. The voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 5, 2021, are set forth below.

Item 1 – The stockholders of the Company elected Christopher J. Baldwin, Ken Parent and Robert Steele as directors to hold office until the Company’s annual meeting of stockholders to be held in 2022 and until their respective successors have been duly elected and qualified. The results of the stockholders’ vote with respect to the election of each director were as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Christopher J. Baldwin	96,465,558	31,492,651	4,146,611
Ken Parent	95,489,610	32,468,599	4,146,611
Robert Steele	95,530,763	32,427,446	4,146,611

Item 2 – The stockholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2022. The results of the stockholders’ vote with respect to the ratification were as follows:

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
129,666,816	2,311,978	126,026	—

Item 3 – The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to the compensation of the Company’s named executive officers were as follows:

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
125,483,120	2,328,783	146,306	4,146,611

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2021

BJ’S WHOLESALE CLUB HOLDINGS, INC.

By: /s/ Graham N. Luce
Name: Graham N. Luce
Title: Senior Vice President, Secretary